AETNA SERIES FUND, INC.

AETNA INDEX PLUS LARGE CAP FUND

PROSPECTUS

March 1, 2000




Aetna Series Fund, Inc. is an open-end investment company authorized to issue multiple series of shares. This prospectus offers shares of Aetna Index Plus Large Cap Fund (Fund).


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

TABLE OF CONTENTS

THE FUND'S INVESTMENTS                                                        3
     INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
     INVESTMENT PERFORMANCE                                                   3

FUND EXPENSES                                                                 5

OTHER CONSIDERATIONS                                                          7

MANAGEMENT OF THE FUND                                                        7

INVESTING IN THE FUND                                                         8
     OPENING AN ACCOUNT AND SELECTING A SHARE CLASS                           8
     HOW TO BUY SHARES                                                       11
     HOW TO SELL SHARES                                                      14
     TIMING OF REQUESTS                                                      15
     OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES               15
     DIVIDENDS AND DISTRIBUTIONS                                             17
     TAX INFORMATION                                                         17

PRIVATE ACCOUNT PERFORMANCE                                                  18

FINANCIAL HIGHLIGHTS                                                         19

ADDITIONAL INFORMATION                                                       21

THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

Investment Objective Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies The Fund invests at least 80% of its net assets in stocks included in the S&P 500 (other than Aetna Inc. common stock). The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies in the U.S. selected by Standard & Poor's Corporation.

In managing the Fund, Aeltus Investment Management, Inc. (Aeltus), the investment manager to the Fund, attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in the Fund approximately 400 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

Principal Risks The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN IT. THERE IS NO GUARANTY THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

                                                           INVESTMENT PERFORMANCE

                                                           YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS I)                     1997         1998         1999

                                                       33.93%       32.50%       24.51%

[arrow up] BEST QUARTER:
fourth quarter 1998, up 22.49%

[arrow down] WORST QUARTER:
third quarter 1998, down 9.00%


                                                           AS OF DECEMBER 31, 1999

 AVERAGE ANNUAL TOTAL RETURN                  1 YEAR           SINCE INCEPTION          INCEPTION DATE
 Class I                                      24.51%               29.08%                  12/10/96
 Class A*                                     20.56%               27.30%                  12/10/96
 Class B*                                     18.36%               27.21%                  12/10/96
 Class C*                                     22.95%               28.14%                  12/10/96
 S&P 500 Index**                              21.04%               25.88%                  12/02/96

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

FUND EXPENSES

The following tables describe the Fund's expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are expressed as a percentage of the Fund's average daily net assets, and are thus paid indirectly by all Fund shareholders.

                                SHAREHOLDER FEES(1)

                    (fees paid directly from your investment)

                        Maximum Sales                  Maximum Deferred Sales
                  Charge (Load) on Purchases          Charge (Load) (as a % of
                  (as a % of purchase price)         gross redemption proceeds)

  Class I                   None                               None
  Class A                   3.00%                              None(2)
  Class B                   None                               5.00%(3)
  Class C                   None                               0.75%(4)


                         ANNUAL FUND OPERATING EXPENSES(5)
                  (expenses that are deducted from Fund assets)

                                  Distribution                             Total            Fee Waiver/
                 Management       (12b-1) and          Other             Operating             Expense             Net
                    Fee           Service Fees        Expenses            Expenses          Reimbursement       Expenses
 Class I           0.45%              0.00%             0.30%               0.75%               0.05%             0.70%
 Class A           0.45%              0.25%             0.30%               1.00%               0.05%             0.95%
 Class B           0.45%              1.00%             0.30%               1.75%               0.05%             1.70%
 Class C           0.45%              0.75%             0.30%               1.50%               0.05%             1.45%

(1) The Fund does not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A CDSC of up to 0.50% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Fund charges a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Fund charges a CDSC of 0.75% on shares redeemed in the first 18 months. No CDSC is charged thereafter.

(5) Aeltus is contractually obligated, through December 31, 2000, to waive all or a portion of its management fee and/or its administrative services fee and/or reimburse a portion of the Fund's other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. An administrative services fee of 0.10% is included in Other Expenses. The expenses shown above are based on the year ended October 31, 1999.

                                     EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                   1 Year*         3 Years*         5 Years*         10 Years*
   Class I         $  72             $235            $ 412           $   926
   Class A           394              604              831             1,483
   Class B           673              846            1,144             1,860
   Class C           223              469              814             1,786

 * Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2000. Therefore, figures reflect this waiver/reimbursement for the first year of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous page, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options The Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.


MANAGEMENT OF THE FUND

Aeltus, 10 State House Square, Hartford, Connecticut 06103-3602 serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees For the year ended October 31, 1999, Aeltus received an aggregate advisory fee of 0.40%, as a percentage of the Fund's average net assets. That fee reflects the fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.

Portfolio Management Geoffrey A. Brod, Portfolio Manager, Aeltus, has been managing the Fund since its inception in December 1996. He has over 30 years of experience in quantitative applications and has over 12 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

INVESTING IN THE FUND

OPENING AN ACCOUNT AND SELECTING A SHARE CLASS

How to Open an Account You may open an account either through your investment professional or through the sponsor of your employer-sponsored retirement plan. If you are opening an account through your investment professional, he or she will guide you through the process of investing in the Fund. If you are investing through a retirement plan, please refer to your plan materials.

Selecting a Class

ALTHOUGH ALL INVESTORS ARE GENERALLY ELIGIBLE TO PURCHASE CLASS A, CLASS B AND CLASS C SHARES, ONLY CERTAIN INVESTORS MAY PURCHASE CLASS I SHARES.

CLASS I SHARES

o No front-end sales charge applies.
o No CDSC applies.
o No Distribution (12b-1) Fee applies.

Class I shares of the Fund are offered only to:

o Certain retirement plans.
o Certain registered investment advisers having an agreement with the Company to invest a minimum of $1 million within one year of initial purchase.
o Employees and retired employees of Aetna Inc. and its affiliates (including members of employees' and retired persons' immediate families, board members and trustees, and their immediate families).
o Insurance companies (including separate accounts).
o Registered investment companies.
o Shareholders holding Select Class shares of the Company at the time such shares were redesignated as Class I shares, and their immediate family members, as long as they maintain a shareholder account.
o Certain bank and independent trust companies investing on behalf of their clients for which they charge trust or investment management fees.
o Members of the Board.
o NASD-registered representatives of Aeltus Capital, Inc. (ACI) or any affiliated broker-dealer (including members of their immediate families).
o Other groups as may be approved by the Board from time to time.

CLASS A SHARES

o Front-end sales charge applies (at the time of purchase), which will vary depending on the size of your purchase.
o No CDSC applies, except in certain limited instances (see below).
o Distribution (12b-1) Fee of 0.25% applies.

Sales Charges: Class A Shares The table below shows the front-end sales charge you will pay if you purchase Class A shares of the Fund in any amount up to $1 million.

                                                          THIS % IS DEDUCTED                  WHICH EQUALS THIS %
                                                           FOR SALES CHARGES                  OF YOUR INVESTMENT
   WHEN YOU INVEST THIS AMOUNT

   under $50,000                                               3.00%                               3.09%

   $50,000 or more but under $100,000                          2.50                                2.56

   $100,000 or more but under $250,000                         2.00                                2.04

   $250,000 or more but under $500,000                         1.50                                1.52

   $500,000 or more but under $1,000,000                       1.00                                1.01

Class A Shares Sales Charge Waivers Generally, no front-end sales charge applies if you are buying Class A shares with money you received within the past 60 days by redeeming Class A shares of another series of the Company on which a front-end sales charge was paid or with money you received within the past 30 days by redeeming shares of another mutual fund on which you paid a front-end sales charge. The Fund also waives the Class A front-end sales charge for purchases made by certain types of investors. (See the SAI or call 1-800-367-7732 for additional details.)

CDSC on Class A Shares The Fund does not impose a CDSC on Class A shares purchased with an aggregate investment in the Company of less than $1 million. The Fund may impose a CDSC on Class A shares purchased (i) with an aggregate investment in the Company in excess of $1 million or (ii) by certain participant-directed employee benefit plans. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with the Fund. The CDSC imposed for all Class A shares is as follows:

                                      THIS % IS DEDUCTED FROM
   WHEN YOU INVEST THIS AMOUNT        YOUR PROCEEDS

   $1 million but under $3 million    Year 1-0.50%
                                      Year 2-0.50%

   $3 million or greater              Year 1-0.25%
                                      Year 2-0.25%

CLASS B SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within six years of purchase).
o Distribution (12b-1) Fee of 0.75% applies.
o Service Fee of 0.25% applies.
o Automatic conversion to Class A shares after eight years.

ORDERS FOR CLASS B SHARES FOR $250,000 OR MORE WILL BE TREATED AS ORDERS FOR CLASS A SHARES.

Sales Charges: Class B Shares The Fund imposes a CDSC on redemptions, but not exchanges, made within six years of purchase. The table below shows the applicable CDSC based on the time invested.

Redemption During                          CDSC
1st year since purchase                    5%
2nd year since purchase                    4%
3rd year since purchase                    3%
4th year since purchase                    3%
5th year since purchase                    2%
6th year since purchase                    1%
7th year since purchase                    None

CLASS C SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within 18 months of purchase).
o Distribution (12b-1) Fee of 0.50% applies.
o Service Fee of 0.25% applies.

Sales Charges: Class C Shares The Fund imposes a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 0.75%.

OTHER POLICIES RELATING TO CHARGES AND FEES

Application of a CDSC To determine whether a CDSC is payable on any redemption, the Fund will FIRST redeem shares not subject to any charge, and THEN shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

When the CDSC Does Not Apply The CDSC does not apply in certain situations, including certain exchanges, certain retirement distributions, and certain redemptions made because of disability or death. (See the SAI or call 1-800-367-7732 for additional details.)

Distribution (12b-1) Fees With respect to its Class A, Class B and Class C shares, the Fund has adopted a plan that allows the Fund to pay fees for the sale and distribution of Fund shares (Rule 12b-1 plan). The 12b-1 fees are paid out of Fund assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some of the distribution (12b-1) fees are used to compensate financial professionals who sell Fund shares.

Service Fee The Fund, with respect to its Class B and Class C shares, has adopted a Shareholder Services Plan that allows the payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

HOW TO BUY SHARES

   Minimum Investments

                                         INITIAL INVESTMENT      ADDITIONAL INVESTMENTS

   Individual Retirement Accounts        $500                    o $100 except by wire or Systematic
   (including Roth IRAs)                                           Investment
                                                                 o $500 by wire
                                                                 o $50 by Systematic Investment

   All other investments                 $1,000                  o $100 except by wire or Systematic
                                                                   Investment
                                                                 o $500 by wire
                                                                 o $50 by Systematic Investment


INSTRUCTIONS FOR BUYING FUND SHARES

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CONSULT YOUR PLAN MATERIALS REGARDING THE PURCHASE OF FUND SHARES. If you are purchasing Fund shares through your investment professional, he or she will guide you through the process of opening an account and purchasing additional shares, as follows.

                                       TO OPEN AN ACCOUNT                       TO PURCHASE ADDITIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
  BY MAIL                              Complete and sign your                   Fill out the investment stub from your
                                       application, make your check             confirmation statement or send a letter
                                       payable to Aetna Series Fund,            indicating your name, account
                                       Inc. and mail to:                        number(s), the Fund and the amount
                                                                                you want to invest.
                                       Aetna Series Fund, Inc.
                                       c/o PFPC Inc.                            Make your check payable to Aetna
                                       P.O. Box 9681                            Series Fund, Inc. and mail to:
                                       Providence, RI  02940
                                                                                Aetna Series Fund, Inc
                                       Your check must be drawn on a            c/o PFPC Inc.
                                       bank located within the United           P.O. Box 9663
                                       States and payable in U.S. dollars.      Providence, RI  02940
                                       Cash, credit cards and third party
                                       checks cannot be used to open            Your check must be drawn on a bank
                                       an account.                              located within the United States and
                                                                                payable in U.S. dollars. The Fund will
                                                                                accept checks which are made payable
                                                                                to you and endorsed to Aetna Series
                                                                                Fund, Inc.

                                       TO OPEN AN ACCOUNT                       TO PURCHASE ADDITIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
  BY OVERNIGHT COURIER                 Follow the instructions above            Follow the instructions above for
                                       for "By Mail" but send your              "By Mail" but send your check and
                                       completed application and                investment stub or letter to:
                                       check to:
                                                                                Aetna Series Fund, Inc.
                                       Aetna Series Fund, Inc.                  c/o PFPC Inc.
                                       c/o PFPC Inc.                            4400 Computer Drive
                                       4400 Computer Drive                      Westborough, MA  01581
                                       Westborough, MA  01581
---------------------------------------------------------------------------------------------------------------------
  BY WIRE                              Not Available.                           Call 1-800-367-7732 prior to sending
                                                                                the wire in order to obtain a
                                                                                confirmation number.

                                                                                Instruct your bank to wire funds to:
                                                                                Boston Safe Deposit & Trust Company
                                                                                ABA # 011001234

                                                                                Credit to:
                                                                                Boston Safe Deposit & Trust Company
                                                                                Account # 176656

                                                                                Further Credit to:
                                                                                Name of Fund
                                                                                Shareholder Account Number
                                                                                Shareholder Registration

                                                                                Federal funds wire purchase orders
                                                                                will be accepted only when the Fund's
                                                                                transfer agent and custodian bank are
                                                                                open for business.

                                                                                Neither the Fund nor its agents are
                                                                                responsible for the consequences of
                                                                                delays resulting from the banking or
                                                                                Federal Reserve wire system or from
                                                                                incomplete instructions.

                                       TO OPEN AN ACCOUNT                       TO PURCHASE ADDITIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------
  BY ELECTRONIC                        Not Available.                           Use the Systematic Investment Option.
  FUNDS TRANSFER                                                                Sign up for this service when opening
                                                                                your account or by requesting the
                                                                                appropriate information.
-----------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE                          Submit a written request to the          Submit a written request to the address
                                       address listed above under               listed above under "By Mail." Include:
                                       "By Mail." Include:                      o Your name and account number.
                                       o Your name and account number.          o The names of the Fund and series of
                                       o The names of the Fund and series         the Company into and out of which you
                                         of the Company into and out of           wish to exchange.
                                         which you wish to exchange.            o The amount to be exchanged and the
                                       o The amount to be exchanged               signatures of all shareholders.
                                         and the signatures of all
                                         shareholders.                          You may also exchange your shares by
                                                                                calling 1-800-367-7732. Please be
                                       You may also exchange your               prepared to provide:
                                       shares by calling 1-800-367-7732.        o Your account number(s).
                                       Please be prepared to provide:           o Your Social Security number or
                                       o Your account number(s).                  taxpayer identification number.
                                       o Your Social Security number or         o Your address.
                                         taxpayer identification number.        o The amount to be exchanged.
                                       o Your address.
                                       o The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.

Redemption requests may be made in writing or, in amounts up to $50,000, by telephone. The Company requires a signature guarantee if the amount of the redemption request is over $50,000. You may obtain a signature guarantee at most banks and securities dealers. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the distribution may be deferred for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

   REDEMPTIONS                        BY MAIL You may redeem shares you own in
                                      the Fund by sending written instructions to:

                                      Aetna Series Fund, Inc.
                                      c/o PFPC Inc.
                                      P.O. Box 9681
                                      Providence, RI 02940

                                      Your instructions should identify:
                                      o The Fund.
                                      o The number of shares or dollar amount
                                        to be redeemed.
                                      o Your name and account number.

                                      Your instructions must be signed by all
                                      person(s) required to sign for the
                                      Fund account, exactly as the shares are
                                      registered, and, if necessary, accompanied
                                      by a signature guarantee(s).
--------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                A minimum redemption of $1,000 is required
                                      for wire transfers. Redemption proceeds
                                      will be transferred by wire to your
                                      previously designated bank account or to
                                      another destination if the federal funds
                                      wire instructions provided with your
                                      redemption request are accompanied by a
                                      signature guarantee. A $12 fee will be
                                      charged for this service.
--------------------------------------------------------------------------------
   REDEMPTIONS BY TELEPHONE           Call 1-800-367-7732. Please be prepared
                                      to provide your account number, account
                                      name and the amount of the redemption,
                                      which generally must be no less than $500 and no more than $50,000.

TIMING OF REQUESTS

Orders that are received by the Fund's transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable).

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Business Hours The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Net Asset Value The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.

Exchange Privileges Please contact your investment professional or consult your plan materials regarding exchange privileges. There is no fee to exchange shares from the Fund to another series of the Company. When you exchange shares, your new shares will be in the equivalent class of your current shares. For Class B and Class C shares, any CDSC that applies to your current shares will apply to the new shares. The CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Fund may suspend or terminate your exchange privilege if you make more than five exchanges out of the Fund in any calendar year, and the Fund may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase or exchange request, including a request made by a market timer.

Cross Investing

o DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of shares of another series of the Company.

o SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from the Fund to another series of the Company.

Please contact your investment professional or consult your plan materials regarding your ability to engage in cross investing.

Telephone Exchange and Redemption Privileges You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-800-367-7732 to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $50,000. Telephone redemption requests will not be accepted if you:

o Have submitted a change of address within the preceding 15 calendar days.
o Are selling shares in a retirement plan account held in trust.

The Fund reserves the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Fund believes it is advisable to do so.

Minimum Account Balance You must maintain a minimum balance of $500 in the Fund. If you do not, the Fund may give you 60 days' notice to increase the account balance to the $500 minimum. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

Additional Services The Fund offers the following additional investor services. The Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. Please contact your investment professional, consult your plan materials, see the SAI or call 1-800-367-7732 for additional details.

o SYSTEMATIC INVESTMENT  You can make automatic monthly investments in the Fund.

o LETTER OF INTENT If you agree to purchase a specific amount of Class A shares of one or more series of the Company over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment will be entitled to the front-end sales charge applicable to the level of investment indicated on the Letter of Intent.

o RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNTS To determine if you may pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of the Fund or other series of the Company owned by you, your family and your company (if you are the sole owner).

o AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Fund.

o TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

o TAX-DEFERRED RETIREMENT PLANS The Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and certain programs sponsored by employers (such as 401(k) and 403(b)(7) plans). There is no minimum investment or minimum account balance applicable to investments in 403(b)(7) accounts except that a rollover from a 403(b)(7) account must be for at least $500. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10.00 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

Payments to Securities Dealers and Selection of Executing Brokers From time to time, ACI or its affiliates may make payments to other dealers and/or their registered representatives who may or may not be affiliates of Aetna, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of other investment companies or series thereof advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to Aeltus' duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

Dividends  Dividends are declared and paid annually.

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

Distribution Options When completing your application, you must select one of the following three options for dividends and capital gains distributions:

o FULL REINVESTMENT Both dividends and capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund. This option will be selected automatically unless one of the other options is specified.

o CAPITAL GAINS REINVESTMENT Capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund and all net income from dividends will be distributed in cash.

o ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another series of the Company.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income.
o Distributions of other capital gains generally are taxable as capital gains.
o Ordinary income and capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.
o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

Backup Withholding By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

PRIVATE ACCOUNT PERFORMANCE

The Fund is recently organized and does not yet have a long-term performance record. However, the Fund has an investment objective, policies and strategies substantially similar to those employed by Aeltus in managing accounts for certain institutional investors (Private Account). Therefore, the performance of this Private Account is provided below. Note that the Private Account, unlike the Fund, is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended, which, if applicable, could have adversely affected the Private Account's performance.

The Private Account Performance data, shown below, was calculated in accordance with the standards established by the Association for Investment Management and Research (AIMR). AIMR is a nonprofit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. AIMR has not been involved with the preparation or review of the performance shown.

The Private Account performance data:

o Was calculated on a time-weighted total return basis and includes all dividends and interest, accrued income, and realized and unrealized gains and losses.
o Reflects the reinvestment of dividends and distributions.
o Reflects the deduction of the investment advisory fee and brokerage commissions paid by the Private Account, but does not reflect the deduction of custodial fees.
o Includes cash and cash equivalents.

The historical fees and expenses paid by the Private Account are significantly lower than those paid by the Fund. Had Fund level expenses been charged to the Private Account, performance would have been lower.

The following table shows average annual total returns for the periods ended December 31, 1999 for the Fund, the Private Account and their benchmark index. All figures assume reinvestment of dividends and distributions. Investors should not consider the historical performance of the Private Account as an indication of the future performance of the Fund.


                                                                                                                   SINCE
                                                             1 YEAR         3 YEARS           5 YEARS            INCEPTION

  Index Plus Large Cap (Class I)                             24.51%         30.25%              N/A          29.08% (12/10/96)
  Index Plus Large Cap, Class A (assuming payment
      of maximum front-end sales charge)                     20.56%         28.43%              N/A          27.30% (12/10/96)
  Index Plus Large Cap, Class A (without payment
      of front-end sales charge)                             24.28%         29.74%              N/A          28.57% (12/10/96)
  Index Plus Large Cap Private Account
      Composite                                              24.61%         30.18%            30.69%         21.94% (10/1/91)
  S&P 500 Stock Index                                        21.04%         27.56%            28.55%         20.22% (10/1/91)

FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Fund's performance since commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Fund's Financial Statements, are included in the Company's Annual Reports, which are available upon request.

-----------------------------------------------------------------------------------------------------------------
                                                                         Class I
-----------------------------------------------------------------------------------------------------------------
                                                                                            Period From
                                                                                         December 10, 1996
                                                                                           (Commencement
                                                   Year Ended           Year Ended       of Operations) to
                                                   October 31,          October 31,         October 31,
                                                      1999                 1998                1997
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $   13.78             $ 12.43             $  10.00
-----------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                  0.11                 0.13                0.12
 Net realized and change in unrealized gain or
    loss on investments                                 3.86                 2.57                2.33
-----------------------------------------------------------------------------------------------------------------
         Total from investment operations               3.97                 2.70                2.45
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income                            (0.07)               (0.13)              (0.02)
 From net realized gains on investments                (0.20)               (1.22)               -
-----------------------------------------------------------------------------------------------------------------
         Total distributions                           (0.27)               (1.35)              (0.02)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $   17.48             $ 13.78             $ 12.43
=================================================================================================================

 Total return                                          29.05%               23.46%              24.49%
 Net assets, end of period (000's)                  $141,377              $31,671             $10,876
 Ratio of net expenses to average net assets            0.70%(2)             0.70%               0.70%(1)
 Ratio of net investment income to average
    net assets                                          0.67%                0.96%               1.15%(1)
 Ratio of expenses before reimbursement and
    waiver to average net assets                        0.75%                1.17%               1.95%(1)
 Portfolio turnover rate                               72.14%              124.16%              82.31%


 (1) Annualized.
 (2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Fund's other expenses.

 Per share data calculated using weighted average number of shares outstanding throughout the period.

-------------------------------------------------------------------------------------------------------------------
                     Class A                                    Class B                          Class C
-----------------------------------------------------    --------------------    ----------------------------------
                                      Period From             Period From                              Period From
                                   February 3, 1997          March 1, 1999                            June 30, 1998
                                   (Date of Initial        (Date of Initial                         (Date of Initial
  Year Ended        Year Ended     Public Offering)        Public Offering)          Year Ended     Public Offering)
  October 31,       October 31,      to October 31,         to October 31,           October 31,     to October 31,
     1999              1998              1997                    1999                   1999              1998
-------------------------------------------------------------------------------------------------------------------

  $  13.70          $  12.36          $  10.57                $  15.68               $  13.74           $  14.17
-------------------------------------------------------------------------------------------------------------------

      0.07              0.09              0.02                   (0.04)                 (0.01)              0.01

      3.84              2.56              1.77                    1.73                   3.85              (0.44)
-------------------------------------------------------------------------------------------------------------------
      3.91              2.65              1.79                    1.69                   3.84              (0.43)
-------------------------------------------------------------------------------------------------------------------

     (0.05)            (0.09)             -                       -                     (0.05)              -
     (0.20)            (1.22)             -                       -                     (0.20)              -
-------------------------------------------------------------------------------------------------------------------
     (0.25)            (1.31)             -                       -                     (0.25)              -
-------------------------------------------------------------------------------------------------------------------
  $  17.36          $  13.70          $  12.36                $  17.37               $  17.33           $  13.74
===================================================================================================================

     28.78%            23.09%            16.93%                  10.78%                 28.17%             (3.04)%
  $ 81,908          $  6,422          $  1,833                $ 17,386               $ 33,439           $    910
      0.95%(2)          0.99%             1.45%(1)                1.70%(1)(2)            1.45%(2)           1.43%(1)

      0.42%             0.67%             0.16%(1)               (0.32)%(1)             (0.07)%             0.23%(1)

      1.00%             1.46%             2.98%(1)                1.75%(1)               1.50%              1.90%(1)
     72.14%           124.16%            82.31%                  72.14%                 72.14%            124.16%

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual and semiannual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semiannual reports, or other information about the Fund, by calling 1-800-238-6263 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an E-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act File No. 811-6352.